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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 10, 1995,
                                     1-5482
                            (Commission File Number)

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                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

                MASSACHUSETTS                                   04-2297459
          (State of Incorporation)                             (IRS Employer
                                                          Identification Number)

                   ONE TYCO PARK, EXETER, NEW HAMPSHIRE 03833
              (Address of registrant's principal executive office)
                                  603-778-9700
                        (Registrant's telephone number)

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
ITEM 5. OTHER EVENTS

    On October 19, 1994 a wholly owned subsidiary of Tyco International Ltd.
("Tyco" or the "Company") merged with Kendall International, Inc. ("Kendall").

    The supplemental consolidated financial statements filed herewith have been prepared accounting for this transaction using the pooling of interests method of accounting. Upon publication of Tyco's financial statements for a period which includes October 19, 1994, these supplemental consolidated financial statements will become the historical financial statements of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

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
EXHIBIT
NUMBER                                 TITLE
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

23(A)    --Consent of Coopers & Lybrand L.L.P. (Filed herewith).

23(B)    --Consent of Price Waterhouse LLP (Filed herewith).

99(1)    --Supplemental Consolidated Financial Statements of Tyco International Ltd. at
           June 30, 1994 and 1993 and for the three years in the period ended June 30, 1994 and Reports of Independent Accountants thereon (Filed herewith).

99(2)    --Schedule VIII--Valuation and Qualifying Accounts for Tyco International Ltd.
           (Filed herewith).

99(3)    --Report of Coopers & Lybrand L.L.P. on Financial Statement Schedule (Filed
           herewith).

99(4)    --Report of Price Waterhouse LLP on Financial Statement Schedule (Filed herewith).
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          TYCO INTERNATIONAL LTD.

                                          By         /s/ Terry L. Hall
                                             ...................................

                                                       Terry L. Hall
                                              Vice President--Chief Financial
                                                           Officer

Date: January 10, 1995

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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER                                  TITLE
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
23(A)   -- Consent of Coopers & Lybrand L.L.P.

23(B)   -- Consent of Price Waterhouse LLP

99(1)   -- Supplemental Consolidated Financial Statements of Tyco International Ltd. at June
           30, 1994 and 1993 and for the three years in the period ended June 30, 1994 and
           Reports of Independent Accountants thereon.

99(2)   -- Schedule VIII--Valuation and Qualifying Accounts for Tyco International Ltd.

99(3)   -- Report of Coopers & Lybrand L.L.P. on Financial Statement Schedule.

99(4)   -- Report of Price Waterhouse LLP on Financial Statement Schedule.


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